                                                                    Exhibit 99.3


                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in millions) (unaudited)



                                                                                   Three Months Ended
                                                                                         March 31
                                                                                1998       1997     % Change
                                                                                ----       ----     --------
TELEVISION*
     Sales                                                                     $1,620     $1,015      59.6%
     Operating Profit (Loss)                                                      152         (9)   1788.9%
     Depreciation & Amortization                                                   55         31      77.4%
     Capital Expenditures                                                          12         17     -29.4%
     EBITDA                                                                       212         49     332.7%

RADIO
     Sales                                                                        330        313       5.4%
     Operating Profit (Loss)                                                       69         47      46.8%
     Depreciation & Amortization                                                   44         44         -
     Capital Expenditures                                                           4          3      33.3%
     EBITDA                                                                       113         91      24.2%

CORPORATE & OTHER
     Sales                                                                         (1)        (2)     50.0%
     Operating Profit (Loss)                                                      (47)       (57)     17.5%
     OP (Loss) without Special Items                                              (47)       (57)     17.5%
     Depreciation & Amortization                                                   31         30       3.3%
     Capital Expenditures                                                           2          1     100.0%
     EBITDA                                                                       (16)       (13)    -23.1%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                                          -          -       N/A
     Operating Profit (Loss)                                                      (38)       (35)     -8.6%
     OP (Loss) without Special Items                                              (38)       (35)     -8.6%
     Depreciation & Amortization                                                    -          -       N/A
     Capital Expenditures                                                           -          -       N/A
     EBITDA                                                                       (38)       (35)     -8.6%

TOTAL CONTINUING OPERATIONS
     Sales                                                                      1,949      1,326      47.0%
     Operating Profit (Loss)                                                      136        (54)    351.9%
     OP (Loss) without Special Items                                              136        (54)    351.9%
     Depreciation & Amortization                                                  130        105      23.8%
     Capital Expenditures                                                          18         21     -14.3%
     EBITDA                                                                       271         92     194.6%

* Formerly Network, Television Stations, and Cable.

                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in millions) (unaudited)




                                               Three Months Ended               Six Months Ended
                                                    June 30                          June 30
                                           1998       1997     % Change     1998       1997     % Change
                                           ----       ----     --------     ----       ----     --------
TELEVISION*
     Sales                                $1,030     $  905       13.8%    $2,650     $1,920         38.0%
     Operating Profit (Loss)                  69         66        4.5%       221         57        287.7%
     Depreciation & Amortization              53         30       76.7%       108         61         77.0%
     Capital Expenditures                     19         14       35.7%        31         31            -
     EBITDA                                  133        100       33.0%       345        149        131.5%

RADIO
     Sales                                   456        378       20.6%       786        691         13.7%
     Operating Profit (Loss)                 146        113       29.2%       215        160         34.4%
     Depreciation & Amortization              52         44       18.2%        96         88          9.1%
     Capital Expenditures                      7          3      133.3%        11          6         83.3%
     EBITDA                                  198        157       26.1%       311        248         25.4%

CORPORATE & OTHER
     Sales                                    (2)         -        N/A         (3)        (2)       -50.0%
     Operating Profit (Loss)                 (50)       (39)     -28.2%       (97)       (96)        -1.0%
     OP (Loss) without Special Items         (50)       (39)     -28.2%       (97)       (96)        -1.0%
     Depreciation & Amortization              31         31          -         62         61          1.6%
     Capital Expenditures                      1          1          -          3          2         50.0%
     EBITDA                                  (18)         4     -550.0%       (34)        (9)      -277.8%

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                     -          -        N/A          -          -          N/A
     Operating Profit (Loss)                 (38)       (36)      -5.6%       (76)       (71)        -7.0%
     OP (Loss) without Special Items         (38)       (36)      -5.6%       (76)       (71)        -7.0%
     Depreciation & Amortization               -          -        N/A          -          -          N/A
     Capital Expenditures                      -          -        N/A          -          -          N/A
     EBITDA                                  (38)       (36)      -5.6%       (76)       (71)        -7.0%

TOTAL CONTINUING OPERATIONS
     Sales                                 1,484      1,283       15.7%     3,433      2,609         31.6%
     Operating Profit (Loss)                 127        104       22.1%       263         50        426.0%
     OP (Loss) without Special Items         127        104       22.1%       263         50        426.0%
     Depreciation & Amortization             136        105       29.5%       266        210         26.7%
     Capital Expenditures                     27         18       50.0%        45         39         15.4%
     EBITDA                                  275        225       22.2%       546        317         72.2%

* Formerly Network, Television Stations, and Cable.

                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in millions) (unaudited)




                                               Three Months Ended                  Nine Months Ended
                                                  September 30                        September 30
                                                       1997                               1997
                                                       ----                               ----
TELEVISION*
     Sales                                           $  909                             $2,829
     Operating Profit (Loss)                             97                                154
     Depreciation & Amortization                         31                                 92
     Capital Expenditures                                27                                 58
     EBITDA                                             130                                279

RADIO
     Sales                                              374                              1,065
     Operating Profit (Loss)                            102                                262
     Depreciation & Amortization                         45                                133
     Capital Expenditures                                 4                                 10
     EBITDA                                             150                                398

CORPORATE & OTHER
     Sales                                                -                                 (2)
     Operating Profit (Loss)                            (61)                              (157)
     OP (Loss) without Special Items                    (61)                              (157)
     Depreciation & Amortization                         31                                 92
     Capital Expenditures                                 2                                  4
     EBITDA                                             (31)                               (40)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                -                                  -
     Operating Profit (Loss)                            (35)                              (106)
     OP (Loss) without Special Items                    (35)                              (106)
     Depreciation & Amortization                          -                                  -
     Capital Expenditures                                 -                                  -
     EBITDA                                             (35)                              (106)

TOTAL CONTINUING OPERATIONS
     Sales                                            1,283                              3,892
     Operating Profit (Loss)                            103                                153
     OP (Loss) without Special Items                    103                                153
     Depreciation & Amortization                        107                                317
     Capital Expenditures                                33                                 72
     EBITDA                                             214                                531

* Formerly Network, Television Stations, and Cable.

                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in millions) (unaudited)




                                           Three Months Ended                       Total Year
                                               December 31                         December 31
                                                   1997                                1997
                                                   ----                                ----
TELEVISION*
     Sales                                       $1,062                               $3,891
     Operating Profit (Loss)                         73                                  227
     Depreciation & Amortization                     54                                  146
     Capital Expenditures                            44                                  102
     EBITDA                                         133                                  412

RADIO
     Sales                                          410                                1,475
     Operating Profit (Loss)                        128                                  390
     Depreciation & Amortization                     43                                  176
     Capital Expenditures                             5                                   15
     EBITDA                                         177                                  575

CORPORATE & OTHER
     Sales                                           (1)                                  (3)
     Operating Profit (Loss)                        (68)                                (225)
     OP (Loss) without Special Items                (53)                                (210)
     Depreciation & Amortization                     31                                  123
     Capital Expenditures                             -                                    4
     EBITDA                                         (32)                                 (72)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                            -                                    -
     Operating Profit (Loss)                        (37)                                (143)
     OP (Loss) without Special Items                (37)                                (143)
     Depreciation & Amortization                      -                                    -
     Capital Expenditures                             -                                    -
     EBITDA                                         (37)                                (143)

TOTAL CONTINUING OPERATIONS
     Sales                                        1,471                                5,363
     Operating Profit (Loss)                         96                                  249
     OP (Loss) without Special Items                111                                  264
     Depreciation & Amortization                    128                                  445
     Capital Expenditures                            49                                  121
     EBITDA                                         241                                  772

* Formerly Network, Television Stations, and Cable.

                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in millions) (unaudited)



                                                                    Three Months Ended             Total Year
                                                         Mar. 31    June 30    Sept. 30   Dec. 31  December 31
                                                           1996       1996       1996       1996      1996
                                                           ----       ----       ----       ----      ----
TELEVISION*
     Sales                                               $  990     $  951     $  766     $  856     $3,563
     Operating Profit (Loss)                                 58        186         74          9        327
     Depreciation & Amortization                             27         33         29         26        115
     Capital Expenditures                                    18          5         16         30         69
     EBITDA                                                  85        222        119         41        467

RADIO
     Sales                                                  121        145        136        152        554
     Operating Profit (Loss)                                 20         47         42         52        161
     Depreciation & Amortization                             10          8          8         10         36
     Capital Expenditures                                     1          1          2          2          6
     EBITDA                                                  31         55         49         62        197

CORPORATE & OTHER
     Sales                                                    6          4          8          8         26
     Operating Profit (Loss)                               (126)       (66)       (46)       (82)      (320)
     OP (Loss) without Special Items                        (50)       (66)       (46)       (73)      (235)
     Depreciation & Amortization                             30         34         31         33        128
     Capital Expenditures                                     2         10          2          4         18
     EBITDA                                                 (91)       (28)        (8)       (35)      (162)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                                    -          -          -          -          -
     Operating Profit (Loss)                                (24)       (30)       (30)       (30)      (114)
     OP (Loss) without Special Items                        (24)       (30)       (30)       (30)      (114)
     Depreciation & Amortization                              -          -          -          -          -
     Capital Expenditures                                     -          -          -          -          -
     EBITDA                                                 (24)       (30)       (30)       (30)      (114)

TOTAL CONTINUING OPERATIONS
     Sales                                                1,117      1,100        910      1,016      4,143
     Operating Profit (Loss)                                (72)       137         40        (51)        54
     OP (Loss) without Special Items                          4        137         40        (42)       139
     Depreciation & Amortization                             67         75         68         69        279
     Capital Expenditures                                    21         16         20         36         93
     EBITDA                                                   1        219        130         38        388

* Formerly Network, Television Stations, and Cable.

                                 CBS CORPORATION
                               SEGMENT INFORMATION
                           ($ in millions) (unaudited)



                                                      Total Year
                                                      December 31
                                               1995       1994       1993
                                               ----       ----       ----
TELEVISION*
     Sales                                   $  797      $ 475      $ 437
     Operating Profit (Loss)                    172        152        108
     Depreciation & Amortization                 30         15         16
     Capital Expenditures                        21         24         17
     EBITDA                                     222        167        146

RADIO
     Sales                                      216        175        181
     Operating Profit (Loss)                     55         47         44
     Depreciation & Amortization                 16         16         15
     Capital Expenditures                         9          8          3
     EBITDA                                      70         93         62

CORPORATE & OTHER
     Sales                                       61         94         66
     Operating Profit (Loss)                    (30)        27       (105)
     OP (Loss) without Special Items             (5)        25        (65)
     Depreciation & Amortization                 11         10          3
     Capital Expenditures                         2          5          3
     EBITDA                                     114       (124)       (92)

RESIDUAL COSTS OF DISCONTINUED
  BUSINESSES
     Sales                                        -          -          -
     Operating Profit (Loss)                    (37)       (75)        (1)
     OP (Loss) without Special Items            (37)       (75)        (1)
     Depreciation & Amortization                  -          -          -
     Capital Expenditures                         -          -          -
     EBITDA                                     (37)       (75)        (1)

TOTAL CONTINUING OPERATIONS
     Sales                                    1,074        744        684
     Operating Profit (Loss)                    160        151         46
     OP (Loss) without Special Items            185        149         86
     Depreciation & Amortization                 57         41         34
     Capital Expenditures                        32         37         23
     EBITDA                                     369         61        115

* Formerly Network, Television Stations, and Cable.